--------------------------------------------------------------------------------

         --------------------------------------------------------------
                                      CITI
                              S&P 500 INDEX SHARES
            A Class of Shares of the Smith Barney S&P 500 Index Fund
         --------------------------------------------------------------

         SPECIAL DISCIPLINE SERIES | ANNUAL REPORT | DECEMBER 31, 2002

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(R)

       Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

         --------------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
         --------------------------------------------------------------

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholder:

[PHOTO OMITTED]

R. JAY GERKEN

Chairman, President and
Chief Executive Officer

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Smith Barney S&P 500 Index Fund ("Fund"), a separate investment fund of the Smith Barney Investment Trust ("Trust"), replacing Heath
B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Trust's Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's management team through periodically providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Fund for the year ended December 31, 2002. In this report, the Fund's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman, President and
Chief Executive Officer


  1   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
                            LETTER FROM THE MANAGER
================================================================================

       [PHOTO OMITTED]                  [PHOTO OMITTED]

       SANDIP A.                        JOHN
       BHAGAT, CFA                      LAU

       Vice President and               Investment Officer
       Investment Officer

Performance Review

For the year ended December 31, 2002, the Fund's Citi shares, without sales charges, returned negative 22.29%. In comparison, the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500 Index")(1) returned negative 22.09% for the same period.

Investment Strategy

The Fund's goal is to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500 Index. The Fund will hold a broadly diversified portfolio of common stocks that is comparable to the S&P 500 Index in terms of economic sector weightings, market capitalization and liquidity.

Portfolio Manager Market and Fund Overview

The economy looks to have barely grown in the fourth quarter and appears to be following the same erratic, up-and-down pattern that has been in place since late 2001. For all of 2002, however, Gross Domestic Product ("GDP")(2) growth looks to have been around 2.6%, indicating a slow recovery, but a recovery nonetheless. Although we believe the economy is still facing challenges, growth is expected to be somewhat stronger in 2003 than in 2002. The primary source of growth appears set to shift from the consumer sector to a better-balanced mix of business investment and consumer spending.

Let us take a closer look at economic and market developments that unfolded over the course of 2002. First quarter GDP growth was measured at a robust, inventory-driven 5% pace. Since we believe the 2001 recession was mild by historic measures, the economy was apparently still operating at well below its potential output level, and was able to absorb strong growth in the first quarter. GDP growth slowed down to 1.1% in the second quarter. Some of the factors contributing to this second quarter slowdown included slower consumer spending, a surge in imports, slower inventory adjustment and a decline in state and local government spending. Business investment spending on equipment and software grew in the second quarter for the first time since early 2000.

----------
(1) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(2) GDP is a market value of goods and services produced by labor and property in a given country.


  2   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

The third quarter of 2002 was marred by corporate governance scandals and heightened geopolitical risks. The U.S. equity market fell sharply on new fears of a double-dip recession as the growing uncertainty was projected to translate into weaker business spending and slower job growth. We believe the new practice of CEO certification of financial statements, combined with anticipation of added fiscal stimulus through more tax cuts, triggered a sharp market rally in the fourth quarter even as economic growth remained sluggish.

We believe that low inflation, uncertainties related to Iraq and an economic recovery that is too slow to create significant numbers of new jobs should give the U.S. Federal Reserve Board ("Fed") the latitude necessary to keep monetary policy in its current highly accommodative stance. The Fed has called the current stance of monetary policy "accommodative" in policy statements released following every Federal Open Markets Committee ("FOMC")(3) meeting in 2002, including the November meeting that resulted in the Fed lowering the key federal funds rate ("fed funds rate")(4) another 50 basis points(5) to 1.25%.

The Fed's stance or "bias" was changed back to neutral following the November 6, 2002 FOMC meeting. The statement released after that meeting pointed toward heightened uncertainties from geopolitical risks that have acted to slow spending, investment and job creation. We believe that the unexpectedly large size of the rate cut, the shift to a neutral bias, and the FOMC's characterization of the current state of economic growth as a "soft spot," lead to an expectation that the Fed is done easing for the foreseeable future.

Corporate financial health appears to be slowly improving. Modest gains in profits have been observed in an environment of very little pricing power and consequently, of low inflation. We believe that cost cutting has generally resulted in large gains in productivity, and is largely responsible for the improving earnings environment. Although business investment spending on equipment and software grew modestly in each of the last two quarters of 2002, the outlook for continued capital spending remains clouded by near-term uncertainty. Excess capacity in office and manufacturing space looks to continue to depress commercial construction activity well into 2003.

----------
(3) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
(4) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(5)   A basis point is one one-hundredth (1/100 or 0.01) of one percent.


  3   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

The bottom line is that we feel the economy looks to continue a modest, below-trend pace of growth in 2003. Although consumer spending is expected to slow somewhat, the corporate sector is poised to take up any slack in spending. We expect that federal government spending strength should largely offset weakness in state and local government spending. Inventories, still at very low levels, are expected to add only modestly to growth. A weaker U.S. dollar and improvement in the technology sector look to allow exports to grow fast enough to offset import growth, but not fast enough to do much more than that.

In relative terms, large capitalization stocks underperformed their small capitalization counterparts in 2002, while value stocks outperformed growth stocks. For the year ended December 31, 2002, large capitalization stocks as measured by the S&P 500 Index had a return of negative 22.09%, while small capitalization stocks, as measured by the Russell 2000 Index,(6) produced a return of negative 20.48%. Value stocks, as represented by the Russell 1000 Value Index(7) returned negative 15.52%, ahead of growth stocks, as measured by the Russell 1000 Growth Index8 return of negative 27.88%.

Portfolio Manager Market and Fund Outlook

The possibility of reduced tax rates on dividends and increased allowances for capital losses should be the key policy issues at the beginning of the first quarter of 2003. Also, we expect that investors will undoubtedly pay attention to financial reports on adjustments to defined benefit pension and employee stock option programs. Although we feel the risks of accounting irregularities have been mitigated somewhat, due to unprecedented scrutiny, geopolitical risks centered on terrorism as well as Iraq and North Korea have intensified. Despite a recent pullback, corporate bond yield spreads have remained high.

We do not believe that investors' intense risk aversion has derailed the long-term economic recovery, which we feel is progressing gradually and steadily. Nevertheless, investors could face increased market volatility in the next few months as global political events impact oil prices and other economic activities.

----------
(6) The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
(7) The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.
(8) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.


  4   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

We believe the fourth quarter's recovery in stock prices was led by lower quality, higher-risk speculative companies. We have now observed a zigzag pattern of investor sentiment for several months, in which bursts of optimism based on stimulative policy have alternated with bouts of pessimism based on prospects of weaker earnings in the short term. It remains to be seen if the current expectation of a continued economic recovery will be realized during 2003.

Thank you for your investment in the Smith Barney Investment Trust -- Smith Barney S&P 500 Index Fund - Citi Shares. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Sandip A. Bhagat                           /s/ John Lau


Sandip A. Bhagat, CFA                          John Lau
Vice President and                             Investment Officer
Investment Officer

January 15, 2003

                                -----------------

"Standard & Poor's,(R)" "S&P(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

                                -----------------

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 8 through 19 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance and the portfolio managers' views are as of December 31, 2002 and are subject to change.


  5   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Historical Performance -- Citi S&P 500 Index Shares(1)
================================================================================

                             Net Asset Value
                          --------------------
                          Beginning      End       Income    Capital Gain      Return     Total
Year Ended                 of Year     of Year   Dividends   Distributions   of Capital  Returns(2)+
====================================================================================================
12/31/02                   $11.64      $ 8.93      $ 0.11        $ 0.00        $ 0.00      (22.29)%
----------------------------------------------------------------------------------------------------
12/31/01                    13.39       11.64        0.12          0.00          0.00      (12.19)
----------------------------------------------------------------------------------------------------
12/31/00                    15.01       13.39        0.11          0.13          0.00#      (9.20)
----------------------------------------------------------------------------------------------------
12/31/99*                   14.28       15.01        0.11          0.00          0.00        5.91++
----------------------------------------------------------------------------------------------------
11/30/99                    11.99       14.28        0.07          0.07          0.00       20.29
----------------------------------------------------------------------------------------------------
Inception** - 11/30/98      11.00       11.99        0.00          0.00          0.00        9.00++
====================================================================================================
Total                                              $ 0.52        $ 0.20        $ 0.00
====================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns(2)+ (unaudited)
================================================================================

Year Ended 12/31/02                                                     (22.29)%
--------------------------------------------------------------------------------
Inception** through 12/31/02                                             (3.35)
================================================================================

================================================================================
Cumulative Total Return(2)+ (unaudited)
--------------------------------------------------------------------------------

Inception** through 12/31/02                                            (13.97)%
================================================================================

(1) On September 5, 2000, Class D shares were renamed Citi S&P 500 Index Shares ("Citi Shares").
(2) The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
+     Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
#     Amount represents less than $0.01 per share.
* For the period December 1, 1999 to December 31, 1999, which reflects a change in the fiscal year end of the Fund.
**    Inception date for Citi Shares is August 4, 1998.


  6   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

                  Value of $10,000 Invested in Citi Shares of
              the Smith Barney S&P 500 Index Fund vs. S&P 500 Index
--------------------------------------------------------------------------------
                          August 1998 -- December 2002

  [The following table was depicted as a line chart in the printed material.]

                  Smith Barney S&P 500
                Index Fund - Citi Shares            S&P 500 Index
                ------------------------            -------------
    8/4/98                10000                        10000
     12/98                11543                        11532
     12/99                13885                        13958
     12/00                12608                        12687
     12/01                11071                        11180
12/31/2002                 8603                         8710

+ Hypothetical illustration of $10,000 invested in Citi Shares at inception on August 4, 1998, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2002. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's SB Shares may be greater or less than the Citi Shares' performance indicated on this chart, depending on whether greater or lesser expenses were incurred by shareholders investing in SB Shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  7   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        December 31, 2002
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
COMMON STOCK -- 99.9%
Auto and Transportation -- 2.7%
     6,596   AMR Corp.+                                             $     43,534
    16,726   Burlington Northern Santa Fe Corp.                          435,043
     3,253   Cooper Tire & Rubber Co.                                     49,901
     9,394   CSX Corp.                                                   265,944
     1,820   Cummins Inc.                                                 51,197
     6,526   Dana Corp.                                                   76,746
    24,447   Delphi Corp.                                                196,798
     5,313   Delta Air Lines, Inc.                                        64,287
     3,115   Eaton Corp.                                                 243,313
    13,100   FedEx Corp.                                                 710,282
    79,951   Ford Motor Co.                                              743,544
    24,577   General Motors Corp.                                        905,908
     7,644   Genuine Parts Co.                                           235,435
     7,550   The Goodyear Tire & Rubber Co.                               51,415
     4,010   ITT Industries, Inc.                                        243,367
     3,902   Johnson Controls, Inc.                                      312,823
     2,620   Navistar International Corp.+                                63,692
    17,127   Norfolk Southern Corp.                                      342,369
     5,100   PACCAR Inc.                                                 235,263
     2,750   Ryder Systems, Inc.                                          61,710
     2,624   Snap-On Inc.                                                 73,761
    33,951   Southwest Airlines Co.                                      471,919
    11,068   Union Pacific Corp.                                         662,641
    49,005   United Parcel Service, Inc., Class B Shares               3,091,235
     5,664   Visteon Corp.                                                39,421
--------------------------------------------------------------------------------
                                                                       9,671,548
--------------------------------------------------------------------------------
Consumer Discretionary -- 17.1%
     2,537   Alberto Culver Co., Class B Shares                          127,865
    17,907   Albertson's, Inc.                                           398,610
     2,839   American Greetings Corp., Class A Shares+                    44,856
   195,892   AOL Time Warner, Inc.+                                    2,566,185
     7,651   Apollo Group, Inc.                                          336,644
     4,348   AutoZone, Inc.+                                             307,186
    10,345   Avon Products, Inc.                                         557,285
    12,781   Bed Bath and Beyond, Inc.+                                  441,328
    14,152   Best Buy Co., Inc.+                                         341,771
     5,090   Big Lots, Inc.+                                              67,341
     3,999   Brunswick Corp.                                              79,420
    25,761   Carnival Corp.                                              642,737
    45,547   Cendant Corp.+                                              477,332
     7,482   Cintas Corp.                                                342,302
     9,406   Circuit City Stores Inc.                                     69,792
    26,851   Clear Channel Communications, Inc.+                       1,001,274
    10,097   Clorox Co.                                                  416,501


                       See Notes to Financial Statements.


  8   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Consumer Discretionary -- 17.1% (continued)
    23,858   Colgate Palmolive Co.                                  $  1,250,875
   100,691   Comcast Corp., Class A Shares+                            2,373,287
     7,657   Convergys Corp.+                                            116,004
    20,014   Costco Wholesale Corp.+                                     561,593
    17,177   CVS Corp.                                                   428,910
     7,463   Darden Restaurants, Inc.                                    152,618
     2,703   Deluxe Corp.                                                113,796
     3,743   Dillard's, Inc., Class A Shares                              59,364
    14,527   Dollar General Corp.                                        173,598
     3,680   Dow Jones & Co., Inc.                                       159,086
    12,818   Eastman Kodak Co.                                           449,143
    13,410   eBay Inc.+                                                  909,466
     6,112   Electronic Arts Inc.+                                       304,194
    18,437   Equity Office Properties Trust                              460,556
    12,142   Equity Residential Properties Trust                         298,450
     7,550   Family Dollar Stores, Inc.                                  235,635
     8,888   Federated Department Stores, Inc.+                          255,619
    11,723   Gannett Co.                                                 841,711
    38,314   The Gap, Inc.                                               594,633
    46,415   The Gillette Co.                                          1,409,159
    13,280   Harley-Davidson, Inc.                                       613,536
     4,895   Harrah's Entertainment, Inc.+                               193,842
     7,736   Hasbro, Inc.                                                 89,351
    16,544   Hilton Hotels Corp.                                         210,274
   103,484   The Home Depot, Inc.                                      2,479,477
     4,168   International Flavors & Fragrances, Inc.                    146,297
     3,788   International Game Technology+                              287,585
    16,754   The Interpublic Group Cos., Inc.                            235,896
    11,666   J.C. Penney Co., Inc.                                       268,435
     5,657   Jones Apparel Group, Inc.+                                  200,484
    22,713   Kimberly-Clark Corp.                                      1,078,186
     3,679   Knight Ridder, Inc.                                         232,697
    14,798   Kohl's Corp.+                                               827,948
    34,674   Kroger Co.+                                                 535,713
     8,579   Leggett & Platt, Inc.                                       192,513
    22,789   Limited Brands                                              317,451
     4,665   Liz Claiborne, Inc.                                         138,317
    34,214   Lowe's Cos., Inc.                                         1,283,025
    10,643   Marriott International Inc., Class A Shares                 349,835
    19,113   Mattel, Inc.                                                366,014
    12,705   May Department Stores Co.                                   291,961
     3,475   Maytag Corp.                                                 99,037
    56,064   McDonald's Corp.                                            901,509
     8,524   McGraw Hill, Inc.                                           515,191
     2,169   Meredith Corp.                                               89,168
    11,476   Monsanto Co.                                                220,913

                       See Notes to Financial Statements.


  9   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Consumer Discretionary -- 17.1% (continued)
     6,854   Moody's Corp.                                          $    283,002
     6,650   The New York Times Co., Class A Shares                      304,104
    11,788   Newell Rubbermaid Inc.                                      357,530
    11,757   NIKE Inc., Class B Shares                                   522,834
     5,866   Nordstrom, Inc.                                             111,278
    13,639   Office Depot, Inc.+                                         201,312
     8,281   Omnicom Group, Inc.                                         534,953
     7,005   Pactiv Corp.+                                               153,129
    16,444   Paychex, Inc.                                               458,788
    57,080   The Procter & Gamble Co.                                  4,905,455
     4,920   R.R. Donnelley & Sons Co.                                   107,108
     7,504   RadioShack Corp.                                            140,625
     2,592   Reebok International Ltd.+                                   76,205
     7,702   Robert Half International Inc.+                             124,079
     6,437   Sabre Holdings Corp.+                                       116,574
    19,405   Safeway, Inc.+                                              453,301
    13,946   Sears Roebuck & Co.                                         334,007
    20,442   Staples, Inc.+                                              374,089
    17,052   Starbucks Corp.+                                            347,520
     8,733   Starwood Hotels & Resorts Worldwide, Inc.                   207,321
     5,878   SUPERVALU Inc.                                               97,046
    39,871   Target Corp.                                              1,196,130
     6,439   Tiffany & Co.                                               153,956
    23,631   The TJX Cos., Inc.                                          461,277
     4,884   TMP Worldwide Inc.+                                          55,238
     9,462   Toys "R" Us, Inc.+                                           94,620
    13,263   Tribune Co.                                                 602,936
     2,644   Tupperware Corp.                                             39,871
    10,111   Univision Communications Inc.+                              247,719
     4,825   VF Corp.                                                    173,941
    77,443   Viacom, Inc., Class B Shares+                             3,156,577
   195,310   Wal-Mart Stores, Inc.                                     9,865,108
    44,977   Walgreen Co.                                              1,312,879
    89,636   The Walt Disney Co.                                       1,461,963
     5,092   Wendy's International, Inc.                                 137,840
     2,960   Whirlpool Corp.                                             154,571
     6,156   Winn-Dixie Stores Inc.                                       94,064
    13,079   Yum! Brands, Inc.                                           316,773
--------------------------------------------------------------------------------
                                                                      61,266,504
--------------------------------------------------------------------------------
Consumer Staples -- 6.1%
     1,600   Adolph Coors Co., Class B Shares                             98,000
    38,111   Anheuser-Busch Co., Inc.                                  1,844,572
    28,597   Archer-Daniels-Midland Co.                                  354,603
     2,997   Brown-Forman Corp., Class B Shares                          195,884
    18,069   Campbell Soup Co.                                           424,079

                       See Notes to Financial Statements.


  10   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Consumer Staples -- 6.1% (continued)
   109,012   The Coca-Cola Co.                                      $  4,776,906
    19,613   Coca-Cola Enterprises Inc.                                  425,994
    23,579   ConAgra, Inc.                                               589,711
     6,882   Del Monte Foods Co.+                                         52,992
     6,560   Fortune Brands, Inc.                                        305,106
    16,148   General Mills, Inc.                                         758,149
    15,410   H.J. Heinz Co.                                              506,527
     5,998   Hershey Foods Corp.                                         404,505
    17,997   Kellogg Co.                                                 616,757
     8,156   Loews Corp.                                                 362,616
    12,521   Pepsi Bottling Group, Inc.                                  321,790
    77,778   PepsiCo, Inc.                                             3,283,787
    92,774   Phillip Morris Cos. Inc.*                                 3,760,130
     3,933   R.J. Reynolds Tobacco Holdings, Inc.                        165,619
    34,496   Sara Lee Corp.                                              776,505
    29,142   SYSCO Corp.                                                 868,140
     7,374   UST, Inc.                                                   246,513
     9,895   Wm. Wrigley Jr. Co.                                         543,038
--------------------------------------------------------------------------------
                                                                      21,681,923
--------------------------------------------------------------------------------
Finance -- 20.2%
    11,557   ACE Ltd.                                                    339,082
    22,685   AFLAC, Inc.                                                 683,272
    30,954   Allstate Corp.                                            1,144,988
     4,644   Ambac Financial Group, Inc.                                 261,179
    58,309   American Express Co.                                      2,061,223
   114,603   American International Group, Inc.                        6,629,784
    15,664   AmSouth Bancorp.                                            300,749
    13,417   Aon Corp.                                                   253,447
    65,978   Bank of America Corp.                                     4,590,089
    31,879   The Bank of New York Co., Inc.                              763,821
    51,493   Bank One Corp.                                            1,882,069
    21,193   BB&T Corp.                                                  783,929
     4,355   The Bear Stearns Cos. Inc.                                  258,687
     9,705   Capital One Financial Corp.                                 288,433
    59,829   The Charles Schwab Corp.                                    649,145
    10,100   Charter One Financial, Inc.                                 290,173
     7,516   Chubb Corp.                                                 392,335
     6,174   CIGNA Corp.                                                 253,875
     7,090   Cincinnati Financial Corp.                                  266,229
   222,191   Citigroup Inc.                                            7,818,901
     7,665   Comerica, Inc.                                              331,435
    22,654   Concord EFS, Inc.+                                          356,574
     5,506   Countrywide Credit Industries, Inc.                         284,385
     6,381   Equifax, Inc.                                               147,656
    43,662   Fannie Mae                                                2,808,776

                       See Notes to Financial Statements.


  11  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Finance -- 20.2% (continued)
    25,510   Fifth Third Bancorp                                    $  1,493,610
     5,603   First Tennessee National Corp.                              201,372
    45,975   FleetBoston Financial Corp.                               1,117,192
    11,398   Franklin Resources, Inc.                                    388,444
    30,563   Freddie Mac                                               1,804,745
     6,780   Golden West Financial Corp.                                 486,872
    21,161   The Goldman Sachs Group, Inc.                             1,441,064
     7,891   H&R Block, Inc.                                             317,218
    10,864   Hartford Financial Services, Inc.                           493,551
    20,002   Household International, Inc.                               556,256
    10,497   Huntington Bancshares Inc.                                  196,399
    87,588   J.P. Morgan Chase & Co.                                   2,102,112
     6,479   Jefferson Pilot Corp.                                       246,915
    12,743   John Hancock Financial Services, Inc.                       355,530
    18,719   KeyCorp                                                     470,596
    10,720   Lehman Brothers Holdings, Inc.                              571,269
     8,107   Lincoln National Corp.                                      256,019
    23,526   Marsh & McLennan Cos., Inc.                               1,087,136
     9,286   Marshall & Ilsley Corp.                                     254,251
     6,483   MBIA, Inc.                                                  284,344
    56,178   MBNA Corp.                                                1,068,506
    19,055   Mellon Financial Corp.                                      497,526
    37,953   Merrill Lynch & Co., Inc.                                 1,440,316
    30,746   MetLife, Inc.                                               831,372
     4,509   MGIC Investment Corp.                                       186,222
    48,126   Morgan Stanley                                            1,921,190
    26,783   National City Corp.                                         731,712
     7,139   North Fork Bancorp., Inc.                                   240,870
     9,695   Northern Trust Corp.                                        339,810
    12,453   PNC Financial Services Group                                521,781
    15,214   Principal Financial Group, Inc.                             458,398
     9,579   The Progressive Corp.                                       475,406
    12,782   Providian Financial Corp.+                                   82,955
    25,511   Prudential Financial, Inc.                                  809,719
     9,666   Regions Financial Corp.                                     322,458
     5,979   SAFECO Corp.                                                207,292
     6,809   SLM Corp.                                                   707,183
    15,226   SouthTrust Corp.                                            378,366
     9,949   The St. Paul Cos., Inc.                                     338,763
    14,190   State Street Corp.                                          553,410
     9,841   Stilwell Financial, Inc.                                    128,622
    12,533   SunTrust Banks, Inc.                                        713,378
    12,987   Synovus Financial Corp.                                     251,948
     5,368   T. Rowe Price Group Inc.                                    146,439
     5,186   Torchmark Corp.                                             189,444
    44,016   Travelers Property Casualty Corp., Class B Shares+          644,834

                       See Notes to Financial Statements.


  12  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Finance -- 20.2% (continued)
    84,051   U.S. Bancorp                                           $  1,783,562
     8,723   Union Planters Corp.                                        245,465
    10,700   UnumProvident Corp.                                         187,678
    60,237   Wachovia Corp.                                            2,195,036
    42,488   Washington Mutual, Inc.                                   1,467,111
    74,583   Wells Fargo & Co.                                         3,495,705
     5,951   XL Capital Ltd.                                             459,715
     4,027   Zion Bancorp.                                               158,458
--------------------------------------------------------------------------------
                                                                      72,145,781
--------------------------------------------------------------------------------
Healthcare -- 14.2%
    68,632   Abbott Laboratories                                       2,745,280
     6,581   AETNA, Inc.                                                 270,611
     5,678   Allergan, Inc.                                              327,166
     4,657   AmerisourceBergen Corp.                                     252,922
    56,148   Amgen, Inc.+                                              2,714,194
     6,185   Anthem, Inc.+                                               389,036
     9,303   Applera Corp. -- Applied Biosystems Group                   163,175
     2,372   Bausch & Lomb, Inc.                                          85,392
    26,469   Baxter International, Inc.                                  741,132
    11,262   Becton Dickinson & Co.                                      345,631
     6,512   Biogen, Inc.+                                               260,871
    11,582   Biomet, Inc.                                                331,940
    17,869   Boston Scientific Corp.+                                    759,790
    84,984   Bristol-Myers Squibb & Co.                                1,967,380
     2,250   C.R. Bard, Inc.                                             130,500
    19,824   Cardinal Health, Inc.                                     1,173,382
     8,335   Chiron Corp.+                                               313,396
    49,350   Eli Lilly & Co.                                           3,133,725
     7,884   Forest Laboratories, Inc., Class A Shares+                  774,366
     9,384   Genzyme Corp. -- General Division+                          277,485
    13,386   Guidant Corp.+                                              412,958
    22,802   HCA Inc.                                                    946,283
    10,406   Health Management Associates, Inc.                          186,267
    17,497   HEALTHSOUTH Corp.+                                           73,487
     7,380   Humana, Inc.+                                                73,800
    12,508   IMS Health, Inc.                                            200,128
   130,637   Johnson & Johnson                                         7,016,513
    10,673   King Pharmaceuticals, Inc.+                                 183,469
     4,266   Manor Care, Inc.+                                            79,390
    12,778   McKesson HBOC, Inc.                                         345,389
    10,998   MedImmune, Inc.+                                            298,816
    53,240   Medtronic, Inc.                                           2,427,744
    98,771   Merck & Co. Inc.                                          5,591,426
   271,820   Pfizer Inc.                                               8,309,537
     4,312   Quest Diagnostics Inc.+                                     245,353

                       See Notes to Financial Statements.


  13  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Healthcare -- 14.2% (continued)
     5,123   Quintiles Transnational Corp.+                         $     61,988
    64,376   Schering-Plough Corp.                                     1,429,147
     7,760   St. Jude Medical, Inc.+                                     308,227
     8,652   Stryker Corp.                                               580,722
    21,490   Tenet Healthcare Corp.+                                     352,436
    13,331   UnitedHealth Group Inc.                                   1,113,138
     5,739   Waters Corp.+                                               124,995
     4,670   Watson Pharmaceuticals, Inc.+                               132,021
     6,375   WellPoint Health Networks, Inc.+                            453,645
    58,165   Wyeth                                                     2,175,371
     8,598   Zimmer Holdings, Inc.+                                      356,989
--------------------------------------------------------------------------------
                                                                      50,636,613
--------------------------------------------------------------------------------
Integrated Oil -- 4.6%
     3,936   Amerada Hess Corp.                                          216,677
     3,061   Ashland, Inc.                                                87,330
    46,918   ChevronTexaco Corp.                                       3,119,109
    29,709   ConocoPhillips                                            1,437,618
   296,728   Exxon Mobil Corp.                                        10,367,676
     4,398   Kerr-McGee Corp.                                            194,831
    13,531   Marathon Oil Corp.                                          288,075
    16,485   Occidental Petroleum Corp.                                  468,998
     3,361   Sunoco, Inc.                                                111,518
    11,263   Unocal Corp.                                                344,422
--------------------------------------------------------------------------------
                                                                      16,636,254
--------------------------------------------------------------------------------
Materials and Processing -- 3.8%
    10,012   Air Products and Chemicals, Inc.                            428,013
    37,067   Alcoa Inc.                                                  844,386
     3,548   Allegheny Technologies, Inc.                                 22,104
     4,840   Avery Dennison Corp.                                        295,627
     2,493   Ball Corp.                                                  127,617
     2,292   Bemis, Inc.                                                 113,752
     3,524   The Black & Decker Corp.                                    151,144
     2,589   Boise Cascade Corp.                                          65,295
    40,017   The Dow Chemical Corp.                                    1,188,505
    43,625   E.I. du Pont de Nemours & Co.                             1,849,700
     3,372   Eastman Chemical Co.                                        123,988
     5,699   Ecolab, Inc.                                                282,100
     5,592   Engelhard Corp.                                             124,981
     6,432   Freeport-McMoRan Copper & Gold, Inc.+                       107,929
    10,056   Georgia Pacific Corp.                                       162,505
     2,158   Great Lakes Chemical Corp.                                   51,533
     4,652   Hercules, Inc.+                                              40,938
    21,145   International Paper Co.                                     739,441
     4,755   Louisiana Pacific Corp.+                                     38,325

                       See Notes to Financial Statements.


  14  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Materials and Processing -- 3.8% (continued)
    21,745   Masco Corp.                                            $    457,732
     8,773   MeadWestvaco Corp.                                          216,781
    17,563   Newmont Mining Corp.                                        509,854
     3,445   Nucor Corp.                                                 142,278
    56,645   Pharmacia Corp.                                           2,367,761
     3,921   Phelps Dodge Corp.+                                         124,100
     8,160   Plum Creek Timber Co., Inc.                                 192,576
     7,409   PPG Industries, Inc.                                        371,561
     7,118   Praxair, Inc.                                               411,207
     9,693   Rohm & Hass Co.                                             314,829
     3,639   Sealed Air Corp.+                                           135,735
     6,573   The Sherwin-Williams Co.                                    185,687
     3,193   Sigma Aldrich Corp.                                         155,499
     8,098   Simon Property Group, Inc.                                  275,899
     3,791   The Stanley Works                                           131,093
     2,375   Temple-Inland, Inc.                                         106,424
     4,523   United States Steel Corp.                                    59,342
     4,415   Vulcan Materials Co.                                        165,562
     9,610   Weyerhaeuser Co.                                            472,908
     3,683   Worthington Industries, Inc.                                 56,129
--------------------------------------------------------------------------------
                                                                      13,610,840
--------------------------------------------------------------------------------
Other Energy -- 1.3%
    10,905   Anadarko Petroleum Corp.                                    522,350
     6,327   Apache Corp.                                                360,576
    14,868   Baker Hughes, Inc.                                          478,601
     6,871   BJ Services Co.+                                            222,022
     8,835   Burlington Resources, Inc.                                  376,813
     6,859   Devon Energy Corp.                                          314,828
     5,064   EOG Resources, Inc.                                         202,155
    19,211   Halliburton Co.                                             359,438
     3,128   McDermott International, Inc.+                               13,701
     6,372   Nabors Industries, Ltd.+                                    224,740
     5,907   Noble Corp.+                                                207,631
     4,188   Rowan Cos., Inc.+                                            95,068
    25,359   Schlumberger Ltd.                                         1,067,360
    14,018   Transocean Sedco Forex Inc.                                 325,218
--------------------------------------------------------------------------------
                                                                       4,770,501
--------------------------------------------------------------------------------
Producer Durables -- 8.0%
    17,135   3M Co.                                                    2,112,745
     8,464   Allied Waste Industries, Inc.+                               84,640
     8,516   American Power Conversion Corp.+                            129,017
     3,179   American Standard Cos. Inc.+                                226,154
    36,868   Boeing Co.                                                1,216,275
    15,133   Caterpillar Inc.                                            691,881

                       See Notes to Financial Statements.


  15  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Producer Durables -- 8.0% (continued)
     2,666   Centex Corp.                                           $    133,833
     4,112   Cooper Industries, Inc.                                     149,882
    50,742   Corning, Inc.+                                              167,956
     2,536   Crane Co.                                                    50,542
     6,666   Danaher Corp.                                               437,956
    10,488   Deere & Co.                                                 480,875
     8,847   Dover Corp.                                                 257,978
    18,489   Emerson Electric Co.                                        940,166
     3,532   Fluor Corp.                                                  98,896
     8,877   General Dynamics Corp.                                      704,567
   436,842   General Electric Co.                                     10,637,103
     4,450   Goodrich Corp.                                               81,524
    36,039   Honeywell, Inc.                                             864,936
    13,450   Illinois Tool Works, Inc.                                   872,367
     7,440   Ingersoll-Rand Co.                                          320,366
     2,226   KB HOME                                                      95,384
    19,978   Lockheed Martin Corp.                                     1,153,729
     2,111   Millipore Corp.                                              71,774
     8,534   Molex, Inc.                                                 196,623
     8,001   Northrop Grumman Corp.                                      776,097
     5,390   Pall Corp.                                                   89,905
     5,168   Parker-Hannifin Corp.                                       238,400
     5,375   PerkinElmer, Inc.                                            44,344
     3,326   Power-One, Inc.+                                             18,858
     2,717   Pulte Homes, Inc.                                           130,063
    17,727   Raytheon Co.                                                545,105
     8,174   Rockwell Automation, Inc.                                   169,283
     7,977   Rockwell Collins, Inc.                                      185,545
     6,058   Textron, Inc.                                               260,433
     7,351   Thermo Electron Corp.+                                      147,902
     2,493   Thomas & Betts Corp.+                                        42,132
    87,624   Tyco International Ltd.                                   1,496,618
    20,727   United Technologies Corp.                                 1,283,830
     4,119   W.W. Grainger, Inc.                                         212,334
    26,865   Waste Management, Inc.                                      615,746
--------------------------------------------------------------------------------
                                                                      28,433,764
--------------------------------------------------------------------------------
Technology -- 15.0%
    35,677   ADC Telecommunications, Inc.+                                74,565
    10,527   Adobe Systems, Inc.                                         261,080
    14,794   Advanced Micro Devices, Inc.+                                95,569
    20,335   Agilent Technologies, Inc.+                                 365,217
    16,670   Altera Corp.+                                               205,708
    15,999   Analog Devices, Inc.+                                       381,896
     4,209   Andrew Corp.+                                                43,269
    15,741   Apple Computer, Inc.+                                       225,569

                       See Notes to Financial Statements.


  16  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Technology -- 15.0% (continued)
    72,134   Applied Materials, Inc.+                               $    939,906
    13,108   Applied Micro Circuits Corp.+                                48,369
     4,977   Autodesk, Inc.                                               71,171
    27,230   Automatic Data Processing Inc.                            1,068,778
    15,396   Avaya Inc.+                                                  37,720
    10,513   BMC Software, Inc.+                                         179,877
    11,952   Broadcom Corp., Class A Shares+                             179,997
    18,729   CIENA Corp.+                                                 96,267
   321,363   Cisco Systems, Inc.+                                      4,209,855
     7,807   Citrix Systems, Inc.+                                        96,182
    25,282   Computer Associates International, Inc.                     341,307
     7,513   Computer Sciences Corp.+                                    258,823
    16,287   Compuware Corp.+                                             78,178
     8,339   Comverse Technology, Inc.+                                   83,557
   113,885   Dell Computer Corp.+                                      3,045,285
    21,013   Electronic Data Systems Corp.                               387,270
    96,693   EMC Corp.+                                                  593,695
    33,206   First Data Corp.                                          1,175,824
     8,425   Fiserv, Inc.+                                               286,029
    14,719   Gateway, Inc.+                                               46,218
   133,934   Hewlett-Packard Co.                                       2,325,094
   292,711   Intel Corp.                                               4,557,510
    74,404   International Business Machines Corp.                     5,766,310
     9,308   Intuit Inc.+                                                436,731
     8,692   Jabil Circuit, Inc.+                                        155,761
    60,133   JDS Uniphase Corp.+                                         148,528
     8,303   KLA-Tencor Corp.+                                           293,677
     5,535   Lexmark International Group+                                334,867
    13,899   Linear Technology Corp.                                     357,482
    16,149   LSI Logic Corp.+                                             93,180
   151,946   Lucent Technologies, Inc.+                                  191,452
    14,202   Maxim Integrated Products, Inc.                             469,234
     3,684   Mercury Interactive Corp.+                                  109,231
    26,552   Micron Technology, Inc.+                                    258,616
   237,795   Microsoft Corp.+++                                       12,294,001
   101,074   Motorola, Inc.                                              874,290
     7,968   National Semiconductor Corp.+                               119,600
     4,265   NCR Corp.+                                                  101,251
    14,693   Network Appliance, Inc.+                                    146,930
    15,608   Novell, Inc.+                                                52,131
     6,327   Novellus Systems, Inc.+                                     177,662
     6,801   NVIDIA Corp.+                                                78,279
   238,451   Oracle Corp.+                                             2,575,271
    12,122   Parametric Technology, Inc.+                                 30,547
    13,678   PeopleSoft, Inc.+                                           250,307
    10,519   Pitney Bowes, Inc.                                          343,551

                       See Notes to Financial Statements.


  17  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Technology -- 15.0% (continued)
     7,196   PMC-Sierra, Inc.+                                      $     40,010
     4,083   QLogic Corp.+                                               140,904
    34,086   QUALCOMM, Inc.+                                           1,240,390
    73,413   Qwest Communications International Inc.                     367,065
     8,317   Rational Software Corp.+                                     86,414
    22,833   Sanmina Corp.+                                              102,520
     6,779   Scientific-Atlanta, Inc.                                     80,399
    20,954   Siebel Systems, Inc.+                                       156,736
    36,520   Solectron Corp.+                                            129,646
   142,182   Sun Microsystems, Inc.+                                     442,186
    12,438   SunGard Data Systems Inc.+                                  293,039
    10,015   Symbol Technologies, Inc.                                    82,323
     3,886   Tektronix, Inc.+                                             70,686
    18,085   Tellabs, Inc.+                                              131,478
     8,043   Teradyne, Inc.+                                             104,639
    76,158   Texas Instruments, Inc.                                   1,143,131
    14,180   Unisys Corp.+                                               140,382
    18,079   VERITAS Software Corp.+                                     282,394
    31,904   Xerox Corp.+                                                256,827
    14,870   Xilinx, Inc.+                                               306,322
    26,459   Yahoo! Inc.+                                                432,605
--------------------------------------------------------------------------------
                                                                      53,448,770
--------------------------------------------------------------------------------
Utilities -- 6.9%
    24,577   The AES Corp.+                                               74,223
     5,301   Allegheny Energy, Inc.                                       40,076
    13,684   ALLTEL Corp.                                                697,884
     6,352   Ameren Corp.                                                264,053
    14,944   American Electric Power, Inc.                               408,420
    33,792   AT&T Corp.                                                  882,309
   119,079   AT&T Wireless Services Inc.+                                672,796
    82,177   BellSouth Corp.                                           2,125,919
    16,504   Calpine Corp.+                                               53,803
    13,554   CenterPoint Energy, Inc.                                    115,209
     6,238   CenturyTel, Inc.                                            183,272
     7,384   Cinergy Corp.                                               248,988
    12,357   Citizens Communications Co.+                                130,366
     6,262   CMS Energy Corp.                                             59,113
     9,314   Consolidated Edison, Inc.                                   398,825
     7,212   Constellation Energy Group                                  200,638
    13,372   Dominion Resources, Inc.                                    734,123
     7,322   DTE Energy Co.                                              339,741
    38,880   Duke Energy Corp.                                           759,715
    16,175   Dynegy Inc., Class A Shares                                  19,086
    14,276   Edison International+                                       169,171
    25,722   El Paso Energy Corp.                                        179,025

                       See Notes to Financial Statements.


  18  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Utilities -- 6.9% (continued)
     9,874   Entergy Corp.                                          $    450,156
    14,137   Exelon Corp.                                                746,009
    13,035   FirstEnergy Corp.                                           429,764
     7,994   FPL Group, Inc.                                             480,679
     6,189   KeySpan Corp.                                               218,100
     5,306   Kinder Morgan, Inc.                                         224,285
    17,649   Mirant Corp.+                                                33,357
    40,065   Nextel Communications, Inc.+                                462,751
     1,947   NICOR, Inc.                                                  66,256
    10,698   NiSource Inc.                                               213,960
     1,518   Peoples Energy Corp.                                         58,671
    17,204   PG&E Corp.+                                                 239,136
     4,088   Pinnacle West Capital Corp.                                 139,360
     7,152   PPL Corp.                                                   248,031
    10,387   Progress Energy, Inc.                                       450,276
     9,742   Public Service Enterprise Group, Inc.                       312,718
   145,994   SBC Communications, Inc.                                  3,957,897
     9,039   Sempra Energy                                               213,772
    31,088   Southern Co.                                                882,588
    39,330   Sprint Corp. (FON Group)                                    569,498
    43,904   Sprint Corp. (PCS Group)+                                   192,299
     7,730   TECO Energy, Inc.                                           119,583
    13,902   TXU Corp.                                                   259,689
   119,766   Verizon Communications Inc.                               4,640,932
    22,596   The Williams Cos., Inc.                                      61,009
    17,496   Xcel Energy, Inc.                                           192,456
--------------------------------------------------------------------------------
                                                                      24,619,987
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $504,171,402)                                  356,922,485
================================================================================
    FACE
   AMOUNT                           SECURITY                            VALUE
================================================================================
U.S. TREASURY BILL -- 0.1%
$  500,000   U.S. Treasury Bill due 3/13/03++ (Cost -- $498,831)         498,902
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $504,670,233**)                               $357,421,387
================================================================================

+     Non-income producing security.
++ A portion of this security has been segregated by the custodian for open futures contract commitments.
* Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
**    Aggregate cost for Federal income tax purposes is $505,573,512.

                       See Notes to Financial Statements.


  19  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                            December 31, 2002
================================================================================

ASSETS:
  Investments, at value (Cost -- $504,670,233)                    $ 357,421,387
  Cash                                                                  168,090
  Receivable for Fund shares sold                                       718,827
  Dividends and interest receivable                                     560,381
  Receivable from broker -- variation margin                              1,051
-------------------------------------------------------------------------------
  Total Asset                                                       358,869,736
-------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased                                   3,067,712
  Administration fee payable                                             31,085
  Payable to affiliate                                                   27,827
  Distribution fees payable                                              22,529
  Investment advisory fee payable                                        10,006
  Accrued expenses                                                      107,013
-------------------------------------------------------------------------------
  Total Liabilities                                                   3,266,172
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 355,603,564
===============================================================================
NET ASSETS:
  Par value of shares of beneficial interest                      $      39,849
  Capital paid in excess of par value                               521,533,609
  Undistributed net investment income                                   148,255
  Accumulated net realized loss from security
    transactions and futures contracts                              (18,863,162)
  Net unrealized depreciation of investments
    and futures contracts                                          (147,254,987)
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 355,603,564
===============================================================================
Shares Outstanding:
  SB Shares                                                          37,145,271
  -----------------------------------------------------------------------------
  Citi Shares                                                         2,703,409
  -----------------------------------------------------------------------------
Net Asset Value:
  SB Shares (and redemption price)                                $        8.92
  -----------------------------------------------------------------------------
  Citi Shares (and redemption price)                              $        8.93
===============================================================================

                       See Notes to Financial Statements.


  20  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Statement of Operations                     For the Year Ended December 31, 2002
================================================================================

INVESTMENT INCOME:
  Dividends                                                       $   6,139,207
  Interest                                                              138,239
  Less: Foreign withholding tax                                         (16,153)
-------------------------------------------------------------------------------
  Total Investment Income                                             6,261,293
-------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 2)                                            721,328
  Investment advisory fee (Note 2)                                      580,897
  Administration fee (Note 2)                                           387,265
  Shareholder and system servicing fees                                 325,568
  Registration fees                                                     109,479
  Shareholder communications                                             76,798
  License fees                                                           57,617
  Custody                                                                48,380
  Audit and legal                                                        46,723
  Trustees' fees                                                         15,075
  Other                                                                   9,017
-------------------------------------------------------------------------------
  Total Expenses                                                      2,378,147
  Less: Administration fee waiver (Note 2)                             (145,607)
-------------------------------------------------------------------------------
  Net Expenses                                                        2,232,540
-------------------------------------------------------------------------------
Net Investment Income                                                 4,028,753
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
  Realized Loss From:
    Security transactions (excluding short-term securities)         (13,734,298)
    Futures contracts                                                  (127,299)
-------------------------------------------------------------------------------
  Net Realized Loss                                                 (13,861,597)
-------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments
  and Futures Contracts:
    Beginning of year                                               (57,379,044)
    End of year                                                    (147,254,987)
-------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                           (89,875,943)
-------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                      (103,737,540)
-------------------------------------------------------------------------------
Decrease in Net Assets From Operations                            $ (99,708,787)
===============================================================================

                       See Notes to Financial Statements.


  21  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

                                                                  For the Years Ended December 31,

                                                                        2002             2001
==================================================================================================
OPERATIONS:
  Net investment income                                            $   4,028,753    $   3,430,507
  Net realized loss                                                  (13,861,597)      (4,105,255)
  Increase in net unrealized depreciation                            (89,875,943)     (55,619,588)
--------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Operations                             (99,708,787)     (56,294,336)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                               (3,873,052)      (3,419,742)
--------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                     (3,873,052)      (3,419,742)
--------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                                   146,609,046      226,290,503
  Net asset value of shares issued for reinvestment of dividends       3,720,666        3,128,312
  Cost of shares reacquired                                         (101,438,509)    (145,843,745)
--------------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                 48,891,203       83,575,070
--------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                    (54,690,636)      23,860,992

NET ASSETS:
  Beginning of year                                                  410,294,200      386,433,208
--------------------------------------------------------------------------------------------------
  End of year*                                                     $ 355,603,564    $ 410,294,200
==================================================================================================
* Includes undistributed net investment income of:                 $     148,255    $       9,109
==================================================================================================

                       See Notes to Financial Statements.


  22  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Smith Barney S&P 500 Index Fund ("Fund") is a separate investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and four other funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund and Smith Barney Mid Cap Core Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports. The financial highlights and other pertinent information for the Smith Barney S&P 500 Index Fund -- SB Shares are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities are valued at the quoted bid price in the over-the-counter market; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance


  23  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment income amounting to $8,484 has been reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.    Investment Advisory Agreement, Administration Agreement and Other
      Transactions

The Travelers Investment Management Company, ("TIMCO"), a wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays TIMCO an advisory fee calculated at an annual rate of 0.15% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Fund Management LLC ("SBFM"), another subsidiary of Citigroup, acts as administrator to the Fund. The Fund pays SBFM an administration fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended December 31, 2002, SBFM waived a portion of its administration fee amounting to $145,607.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2002, the Fund paid transfer agent fees of $27,500 to CTB.


  24  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Salomon Smith Barney Inc. ("SSB") which is a subsidiary of Citigroup, acts as the Fund's distributor. In addition, SSB and certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the year ended December 31, 2002, there were no brokerage commissions paid to SSB.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $61,478,373
--------------------------------------------------------------------------------
Sales                                                                  9,411,204
================================================================================

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                     $  14,756,039
Gross unrealized depreciation                                      (162,908,164)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $(148,152,125)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depend-


  25  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

ing on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

During the year ended December 31, 2002, the Fund did not enter into any written covered call or put option contracts.


  26  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2002, the Fund had the following open futures contracts:

                      # of                       Basis      Market   Unrealized
               Contracts to Buy   Expiration     Value      Value       Loss
================================================================================
S&P 500 Index          2             3/03      $445,591   $439,450    $(6,141)
================================================================================

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, the Fund did not have any securities on loan.


  27  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

8. Capital Loss Carryforward

At December 31, 2002, the Fund had, for Federal income tax purposes, approximately $17,587,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31, of the year indicated.

                                                       2009             2010
================================================================================
Carryforward Amounts                                $4,099,000       $13,488,000
================================================================================

In addition, the Fund had approximately $376,000 of capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following fiscal year.

9. Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:

================================================================================
Undistributed ordinary income                                     $     145,403
--------------------------------------------------------------------------------
Accumulated capital losses                                          (17,587,128)
--------------------------------------------------------------------------------
Unrealized depreciation                                            (148,152,125)
================================================================================

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sales loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 was:

================================================================================
Ordinary income                                                       $3,873,052
Tax-exempt income                                                             --
--------------------------------------------------------------------------------
Total                                                                 $3,873,052
================================================================================


  28  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

10. Shares of Beneficial Interest

At December 31, 2002, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of the Fund were as follows:

                                    Year Ended                         Year Ended
                                 December 31, 2002                  December 31, 2001
                           ----------------------------       ----------------------------
                             Shares          Amount            Shares          Amount
==========================================================================================
SB Shares
Shares sold                12,557,645     $129,225,716        15,705,621    $ 192,810,268
Shares issued on
  reinvestment                384,961        3,418,449           238,390        2,803,247
Shares reacquired          (8,471,536)     (84,441,424)       (9,993,844)    (117,637,611)
------------------------------------------------------------------------------------------
Net Increase                4,471,070     $ 48,202,741         5,950,167    $  77,975,904
==========================================================================================
Citi Shares
Shares sold                 1,622,839     $ 17,383,330         2,770,174    $  33,480,235
Shares issued on
  reinvestment                 33,995          302,217            27,618          325,065
Shares reacquired          (1,563,946)     (16,997,085)       (2,350,337)     (28,206,134)
------------------------------------------------------------------------------------------
Net Increase                   92,888     $    688,462           447,455    $   5,599,166
==========================================================================================


  29  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Citi Shares                    2002(1)        2001(1)      2000(1)(2)       1999(3)       1999(4)         1998(5)
===================================================================================================================
Net Asset Value,
  Beginning Year             $  11.64       $  13.39       $  15.01       $  14.28       $  11.99       $  11.00
-------------------------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income(6)       0.12           0.13           0.14           0.01           0.17           0.03
  Net realized and
    unrealized gain (loss)      (2.72)         (1.76)         (1.52)          0.83           2.26           0.96
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                    (2.60)         (1.63)         (1.38)          0.84           2.43           0.99
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income         (0.11)         (0.12)         (0.11)         (0.11)         (0.07)            --
  Net realized gains               --             --          (0.13)            --          (0.07)            --
  Capital                          --             --          (0.00)*           --             --             --
-------------------------------------------------------------------------------------------------------------------
Total Distributions             (0.11)         (0.12)         (0.24)         (0.11)         (0.14)            --
-------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                $   8.93       $  11.64       $  13.39       $  15.01       $  14.28       $  11.99
-------------------------------------------------------------------------------------------------------------------
Total Return                   (22.29)%       (12.19)%        (9.20)%         5.91%++       20.29%          9.00%++
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of
  Year (millions)            $     24       $     30       $     30       $     21       $     14       $      1
-------------------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses(6)(7)                 0.39%          0.39%          0.36%          0.36%+         0.34%          0.36%+
  Net investment income          1.20           1.01           0.90           0.90+          1.08           1.33+
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate             2%             7%             4%             0%             6%             4%
===================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   On September 5, 2000, Class D shares were renamed Citi Shares.
(3) For the period from December 1, 1999 to December 31, 1999, which reflects a change in the fiscal year end of the Fund.
(4)   For the year ended November 30, 1999.
(5)   For the period from August 4, 1998 (inception date) to November 30, 1998.
(6) The administrator has agreed to waive all or a portion of its fees for the years ended December 31, 2002, December 31, 2001 and December 31, 2000, the period ended December 31, 1999, the year ended November 30, 1999 and for the period ended November 30, 1998. In addition, the administrator agreed to reimburse expenses of $15,109 and $177,520 for the periods ended December 31, 1999 and November 30, 1998, respectively. If these fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratio would have been as follows:

                  Per Share Decreases to          Expense Ratios Without
                   Net Investment Income         Waiver and Reimbursement
                   ---------------------         ------------------------
     2002                 $0.01                           0.53%
     2001                  0.00*                          0.40
     2000                  0.00*                          0.36
     1999(3)               0.00*                          0.53+
     1999(4)               0.01                           0.43
     1998(5)               0.02                           1.18+

(7) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.39%.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


  30  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney S&P 500 Index Fund of the Smith Barney Investment Trust ("Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the one month period ended December 31, 1999, the year ended November 30, 1999, and the period from January 5, 1998 (inception date) to November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the one month period ended December 31, 1999, the year ended November 30, 1999, and the period from January 5, 1998 to November 30, 1998, in conformity with accounting principles generally accepted in the United States of America.


                                        /s/ KPMG LLP


New York, New York
February 12, 2003


  31  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Trustees and Officers

The business and affairs of the Smith Barney S&P 500 Index Fund ("Fund") are managed under the direction of the Smith Barney Investment Trust's ("Trust") Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb.) at 1-800-451-2010.

                                                                                              Number of
                                               Term of                                       Portfolios
                                             Office* and              Principal                in Fund             Other
                            Position(s)        Length               Occupation(s)              Complex          Trusteeships
                             Held with         of Time               During Past              Overseen            Held by
Name, Address and Age          Fund            Served                Five Years              by Trustee           Trustee
----------------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees:

Herbert Barg                 Trustee           Since          Retired                            44                None
1460 Drayton Lane                              1987
Wynnewood, PA 19096
Age 79

Dwight B. Crane              Trustee           Since          Professor - Harvard                51                None
Harvard Business School                        1988           Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65

Burt N. Dorsett              Trustee           Since          President - Dorsett                28                None
201 East 62nd Street                           1994           McCabe Capital
Apt. 3C                                                       Management Inc.; Chief
New York, NY 10021                                            Investment Officer--
Age 72                                                        Leeb Capital
                                                              Management, Inc.
                                                              1999-Present

Elliot S. Jaffe              Trustee           Since          Chairman of the Board              28            Zweig Total
The Dress Barn Inc.                            1994           of The Dress Barn Inc.                           Return Fund;
Executive Office                                                                                               Zweig Fund,
30 Dunnigan Drive                                                                                                 Inc.
Suffern, NY 10901
Age 76

Stephen E. Kaufman           Trustee           Since          Attorney                           62                None
Stephen E. Kaufman PC                          1987
277 Park Avenue
47th Floor
New York, NY 10018
Age 70

Joseph J. McCann             Trustee           Since          Retired                            28                N/A
200 Oak Park Place                             1998
Pittsburgh, PA 15243
Age 72

Cornelius C. Rose, Jr.       Trustee           Since          Chief Executive                    28                None
Meadowbrook Village                            1994           Officer of Performance
Building 1, Apt. 6                                            Learning Systems
West Lebanon, NH 03784
Age 70


  32  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                              Number of
                                               Term of                                       Portfolios
                                             Office* and              Principal                in Fund             Other
                            Position(s)        Length               Occupation(s)              Complex          Trusteeships
                             Held with         of Time               During Past              Overseen            Held by
Name, Address and Age          Fund            Served                Five Years              by Trustee           Trustee
----------------------------------------------------------------------------------------------------------------------------
Interested Trustee:

R. Jay Gerken**              Chairman,         Since          Managing Director of               227                None
Salomon Smith Barney Inc.    President and     2002           SSB; Chairman, President
("SSB")                      Chief                            and Chief Executive Officer
399 Park Avenue              Executive                        of Salomon Smith Barney
4th Floor                    Officer                          Fund Management LLC
New York, NY 10022                                            ("SBFM") and Travelers
Age 51                                                        Investment Adviser, Inc.
                                                              ("TIA") and Citi Fund
                                                              Management Inc.


Officers:

Lewis E. Daidone             Senior Vice       Since          Managing Director of               N/A                N/A
SSB                          President and     1995           SSB; formerly Chief
125 Broad Street             Chief                            Financial Officer and
11th Floor                   Administrative                   Treasurer of mutual
New York, NY 10004           Officer                          funds affiliated with
Age 45                                                        Citigroup Inc.; Director
                                                              and Senior Vice President
                                                              of SBFM and TIA

Richard L. Peteka            Chief             Since          Director and Head of               N/A                N/A
SSB                          Financial         2002           Internal Control for
125 Broad Street             Officer and                      Citigroup Asset
11th Floor                   Treasurer                        Management U.S.
New York, NY 10004                                            Mutual Fund
Age 41                                                        Administration from
                                                              1999-2002; Vice
                                                              President, Head of
                                                              Mutual Fund
                                                              Administration and
                                                              Treasurer at
                                                              Oppenheimer Capital
                                                              from 1996-1999

Sandip A. Bhagat             Vice President    Since          Managing Director of SSB;          N/A                N/A
TIMCO                        and               1998           President of Travelers
100 First Stamford Place     Investment                       Investment Management
Stamford, CT 06902           Officer                          Company ("TIMCO");
Age 41                                                        Investment Officer of SBFM

John Lau                     Investment        Since          Investment Officer of              N/A                N/A
TIMCO                        Officer           1998           TIMCO
100 First Stamford Place
Stamford, CT 06902
Age 34


  33  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                              Number of
                                               Term of                                       Portfolios
                                             Office* and              Principal                in Fund             Other
                            Position(s)        Length               Occupation(s)              Complex          Trusteeships
                             Held with         of Time               During Past              Overseen            Held by
Name, Address and Age          Fund            Served                Five Years              by Trustee           Trustee
----------------------------------------------------------------------------------------------------------------------------
Kaprel Ozsolak               Controller        Since          Vice President of SSB              N/A                N/A
SSB                                            2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor           Secretary         Since          Managing Director of               N/A                N/A
SSB                                            1995           SSB; General Counsel
300 First Stamford Place                                      and Secretary of SBFM
4th Floor                                                     and TIA
Stamford, CT 06902
Age 52

----------
* Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, because Mr. Gerken is an officer of SBFM and certain of its affiliates.


  34  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2002:

      o     A corporate dividends received deduction of 99.71%.

A total of 0.29% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


  35  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------

SMITH BARNEY
S&P 500 INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES

Herbert Barg
Dwight B. Crane
Burt N. Dorsett

R. Jay Gerken, Chairman
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Sandip A. Bhagat, CFA
Vice President and
Investment Officer

John Lau
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

The Travelers Investment
  Management Company

ADMINISTRATOR

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

Boston Financial Data Services
P.O. Box 9083
Boston, Massachusetts
02205-9083

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund
--------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Investment Trust - Smith Barney S&P 500 Index Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

Smith Barney S&P 500 Index Fund
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
       --------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD02240 2/03                                                             03-4472